--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 17, 2000


                 Morgan Stanley ABS Capital I Inc., as Depositor
             on behalf of Morgan Stanley ABS Capital I Trust 2000-1
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

               Delaware                    333-64909           13-3939229
    -------------------------------      --------------    --------------------
    (State or Other Jurisdiction of       (Commission        (I.R.S. Employer
            Incorporation)                File Number)      Identification No.)

                        Morgan Stanley ABS Capital I Inc.
     ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                      333-64909              13-3939229
    -------------------------------      --------------    --------------------
  (State or other jurisdiction           (Commission           (IRS Employer
           of incorporation)             File Number)             ID Number)


      Attention: General Counsel
             1585 Broadway
          New York, New York                            10036
     ----------------------------                    -----------
       (Address of principal                          (Zip Code)
         executive offices)


Registrant's Telephone Number,
including area code:                                           (212) 761-4000
-------------------------------------------------------------------------------


  ---------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


--------------------------------------------------------------------------------

Item 5.  Other Events.

Incorporation of Certain Documents by Reference

         The consolidated financial statements of Morgan Stanley ABS Capital I, Inc. and subsidiaries as of December 31, 1997 and December 31, 1996, for each of the years in the three-year period ended December 31, 1997, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Morgan Stanley ABS Capital I, Inc. (which was filed with the Securities and Exchange Commission on March 31, 1998; Commission File Number 333-19779) is hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-64909) of the registrant; and
(iii) the prospectus supplement, and shall be deemed to be part hereof and thereof.

         In connection with the issuance of the Certificates, the Company is filing herewith the consent of Deloitte & Touche LLP ("Deloitte") to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Certificates. The consent of Deloitte is attached hereto as Exhibit 23.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:


              23.1   Consent of Deloitte & Touche LLP, independent accountants.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 MORGAN STANLEY ABS CAPITAL I, INC., as
                                 Sponsor on behalf of
                                 MORGAN STANLEY ABS CAPITAL I TRUST.
                                 2000-1.


                                 By:   /s/ Robert A. Feldman
                                    -------------------------------------------
                                      Name: Robert A. Feldman
                                      Title: Vice President

                                 MORGAN STANLEY ABS CAPITAL I, INC.


                                 By:   /s/ Robert A Feldman
                                    -------------------------------------------
                                      Name: Robert A. Feldman
                                      Title: Vice President

Dated: May 23, 2000

                                  EXHIBIT INDEX

Exhibit

23.1     Consent of Deloitte & Touche LLP, independent accountants.